Subsequent Events	12 Months Ended
Dec. 31, 2015
Subsequent Events

(15) Subsequent Events

Derivative Instruments

During January 2016, the Company entered into an interest rate swap contract with a bank, with a fixed rate of 0.92% per annum, an amortizing notional amount with initial notional amount of $28,000 and a term from February 15, 2016 to February 15, 2019.

Dividend

On February 9, 2016, the Company’s board of directors approved and declared a quarterly cash dividend of $0.24 per share on the Company’s issued and outstanding common shares, payable on March 2, 2016 to shareholders of record as of February 22, 2016.

Board of Directors

During February 2016, James E. Hoelter, who is currently a Class I director of our Company and has been a member of the Company’s board of directors since May 1993, informed us that he does not intend to stand for re-election as a director in May 2016.

Neil I. Jowell and Cecil Jowell are currently Class III directors of our Company and it is currently anticipated that they will resign from the Company’s board of directors at the end of the May 2016 board of directors’ meeting. Both Neil Jowell and Cecil Jowell’s terms on the Company’s board of directors are scheduled to expire upon the 2017 Textainer Annual Meeting of Shareholders. The Company expects that the remaining members of its board of directors will select and approve individuals to fill the vacancies caused by the retirements of Neil I. Jowell and Cecil Jowell and such individuals may serve until the scheduled expiration in 2017.